SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2000



                         WELLNESSAMERICA ONLINE, INC.
            (Exact name of registrant as specified in its charter)

                                SONTECH, INC.
                         (Former name of registrant)

      NEVADA                    000-30607                 87-0461420
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)


                           4241 EAST CLINTON AVENUE
                              FRESNO, CA 93703
              (Address of principal executive offices)(Zip Code)

                              68 SOUTH MAIN #708
                          SALT LAKE CITY, UTAH 84101
               (Former address of principal executive offices)

      Registrant's telephone number, including area code: (559) 449-2616

             Registrant's former telephone number: (801) 531-7558

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information related to the Agreement and Plan of Reorganization by and among Sontech, Inc. and WELLNESSAMERICA.COM CORPORATION (previously filed on November 1, 2000 as Exhibit 2.1 to the Company's initial Form 8-K dated October 17, 2000) is filed herewith.

                      Unaudited Pro Forma Financial Data

                          Consolidated Balance Sheet
                               October 17, 2000

                                      Wellness
                          Sontech,    America.Com                Pro forma
                            Inc.      Corporation   Adjustments  Combined
                         ------------ ------------- ------------ -------------
       Assets
       ------
Current Assets:
Cash                     $         0  $    172,604  $         0  $    172,604
Accounts Receivable                0       175,812            0       175,812
Deposits                           0       122,000            0       122,000
                         ------------ ------------- ------------ -------------
   Total Current Assets            0       470,416            0       470,416

Fixed Assets:
Furniture, Equipment
 & Website                         0       519,354            0       519,354
Accumulated Depreciation           0       (21,906)           0       (21,906)
                         ------------ ------------- ------------ -------------
   Net Fixed Assets                0       497,448            0       497,448

Other Assets:
Investments                        0       489,000            0       489,000
Officer loans and
 employee advances                 0       516,563            0       516,562
Organizational costs           5,490        92,525            0        98,015
Accumulated amortization
 of organizational costs      (2,379)       (2,555)           0        (4,934)
                         ------------ ------------- ------------ -------------
   Net Other Assets            3,111     1,095,533            0     1,098,644
                         ------------ ------------- ------------ -------------
         Total Assets    $     3,111  $  2,063,397  $         0  $  2,066,508
                         ============ ============= ============ =============

     Liabilities and Stockholders Equity
     -----------------------------------

Current Liabilities:
Accounts payable and
 accrued liabilities     $         0  $     38,431  $         0  $     38,431
                         ------------ ------------- ------------ -------------
   Total Current
   Liabilities                     0        38,431            0        38,431

Stockholders' Equity
Preferred stock: $.001
 par value, authorized
 50,000,000, no shares
 issued and outstanding            0             0            0             0
Common Stock: $.001 par
 value, authorized
 200,000,000, 34,071,975
 issued and outstanding
 at October 17, 2000          12,223        21,849            0        34,072
Paid in capital              414,040     4,101,756     (423,152)    4,092,644
Accumulated deficit         (423,152)   (2,098,639)     423,152    (2,098,639)

                         ------------ ------------- ------------ -------------
   Total Stockholder's
   Equity                      3,111     2,024,966            0     2,028,077
                         ------------ ------------- ------------ -------------
   Total Liabilities and
   Stockholder's Equity  $     3,111  $  2,063,397  $         0  $  2,066,508
                         ============ ============= ============ =============

                    Consolidated Statement of Operations
            Period from January 1, 2000 through October 17, 2000

                                      Wellness
                          Sontech,    America.Com                Pro forma
                            Inc.      Corporation   Adjustments  Combined
                         ------------ ------------- ------------ -------------
Revenues:
Gain on sale of WHY USA
 stock                   $    19,000  $          0  $   (19,000) $          0
                         ------------ ------------- ------------ -------------
   Total Revenues             19,000             0      (19,000)            0

Expenses:
General & Administrative       1,023     1,136,437       (1,023)    1,136,437
Professional fees             18,977        84,269      (18,977)       84,269
Consulting fees                    0       686,000            0       686,000
Advertising & internet
 fees                              0       167,472            0       167,472
Depreciation                       0        21,906            0        21,906
Amortization organizational
 costs                           823         2,555         (823)        2,555
                         ------------ ------------- ------------ -------------
   Total Expenses             20,823     2,098,638      (20,823)    2,098,638

   Income from operations     (1,823)   (2,098,638)           0    (2,098,638)

   Income tax benefit              0             0            0             0
                         ------------ ------------- ------------ -------------
   Net Loss              $    (1,823) $ (2,098,638) $         0  $ (2,098,638)
                         ============ ============= ============ =============

Net Loss per Common share
 basic and diluted       $     (0.00) $      (0.10)              $      (0.10)
                         ============ =============              =============
Weighted average number
 of shares outstanding -
 basic and fully diluted                                           21,849,450
                                                                 =============

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WellnessAmerica Online, Inc.


                                             /s/ Tariq Faridi
                                             ------------------------------
                                             Tariq Faridi
                                            Chairman, President and Chief
                                             Executive Officer


Date: January 4, 2001